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                                                                   EXHIBIT 23(c)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 21, 1994 included in First Tennessee National Corporation's Form 10-K for the year ended December 31, 1993, into the Company's previously filed Registration Statement File No. 33-34620 and to all references to our Firm included in that Registration Statement.

                             ARTHUR ANDERSEN & CO.



Memphis, Tennessee
June 29, 1994